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                                 EXHIBIT 10.32
                                 [see attached]


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                               February 4, 2000


Mr. Paul E. Skretny
7901 Fish Pond Road
Waco, Texas 76710

     Re:  Employment Agreement dated as of February 4, 1997 (the "Agreement")

Dear Paul:

     Reference is made to the Agreement.  Pursuant to Article 2 of the
Agreement, the term of the Agreement is scheduled to expire today. This letter agreement shall evidence the renewal of the Agreement for the period from February 4, 2000 through February 4, 2002. Accordingly, Article 2 is hereby amended to read as follows: "The term of this Agreement shall commence on February 4, 1997 and shall continue until February 4, 2002, unless earlier terminated pursuant to Article 4 hereof."
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     Please acknowledge and agree to the foregoing terms by signing in the space provided below.

                                       Sincerely,

                                       THE VINTAGE GROUP, INC.

                                       By: /s/ Richard V. Schmitz
                                          ---------------------------
                                          Richard V. Schmitz
                                          Authorized Signatory

ACCEPTED AND AGREED:

/s/ Paul E. Skretny
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Paul E. Skretny